Exhibit 99.2

Any Video….Any Screen, Any Device..….Perfectly
Investor Presentation
February 2012

INTERNATIONAL
BROADCAST
Safe Harbor
This presentation contains statements that are forward looking as that term is defined by the United States Private Securities Litigation Reform Act of 1995.
These statements are based on current expectations that are subject to risks and uncertainties. Actual results may differ, due to factors such as shifts in customer demand, product shipment schedules, product mix, competitive products and pricing, technological shifts and other variables. Viewers are referred to Broadcast International’s most recent periodic and other reports filed with the Securities and Exchange Commission.

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Why We’re Here
• 10 Years, $100 Million of R&D; Product Development Now Complete
• Patented Disruptive Technology with Strategic Foundational IP
• Now Going to Market with Several Industry Leading Partners
• Compelling Value Proposition in Cloud Video, OTT and Digital Signage
• We Are At Inflection Point of Revenue Ramp and Profitability Breakout
• This Financing Fully Funds Our Growth Plan to Sustained Profitability

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Introductions
Steve Jones
Jim Solomon
Rod Tiede
• CEO and President:  1999 - Present
• From 1988 to 2000, Director of Sales, Vice President
 and General Manager
• BSc in Industrial Engineering, University of
 Washington, 1983
• Chief Financial Officer:  2008 - Present
• Adjunct Professor, Graduate School of Business at
 University of Utah
• Certified Public Accountant
• SVP, General Manager - CodecSys: 2009 - Present
• Corp Dev. Omniture, CEO Solera Networks, VP Mosaic
• BSc BYU, MBA University of Utah

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Who We Are
 ▪ Established market leader
 in enterprise IPTV
 networks
  • Private Satellite Networks
  • Corporate Communications
  • Digital Signage
  • Video-on-Demand
 ▪ Revenue generated from
 system sales and
 recurring fees for services
 provided
 ▪ Anchor customer:
 Bank of America
 ▪A global leader in video
 compression, optimization
 and delivery technologies
 for enterprise IPTV, OTT and
 cloud-based video content
 ▪Headquartered in Salt Lake
 City, Utah
 ▪41 Employees
 ▪Traded under the symbol
 “BCST”
 ▪ Pioneered software-based
 video encoding -
 foundational patented
 technology
 ▪ Scalable, higher quality
 with lower bandwidth
 ▪ Only cloud-based
 encoding / transcoding
 platform on the market
 ▪ Partnerships with Fujitsu,
 Google, IBM, HP,
 Microsoft, Oracle, Intel
Video Optimization
Software
Hosted Enterprise Video
Network
Broadcast International

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Company / Market Milestones
$10 million,
3-year
contract
with B of A
CodecSys
certified
by
Microsoft
CodecSys
BI Networks
LEGEND
CodecSys
Version
2.0
Released
CodecSys
License
With
IBM
IBM
Announces
Pullback in
Cell-BE Chip
Market
CodecSys
Licensed
by Fujitsu
Rise of
Public and
Private
Clouds
Extensive
R&D on
IBM Cell-
BE Chip
Rise of IPTV
Business
Models
Company
Founded

Satellite-Based Video and Audio Content
Delivery
CodecSys
Development
Period
CodecSys
Go To
Market
Launch
Rise of OTT
Content
Delivery
Model

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The Market
Structural Shift Underway:
• Cisco predicts that video traffic over the web will increase
 15 fold by 2015
• Gartner forecasts over 1 billion shipments of Android smart devices by 2014
• 4G / LTE video-based networks will become mainstream by 2014
• There are over 250 different devices, formats, or standards to broadcast video, more everyday…..Google TV, etc.
• Cloud-based services are growing at exponential rates
 year over year

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The Problem
• Chaotic Environment
• Strained Network
 Infrastructure
 - Proliferation of devices
 - Broadcasters move to HD
 - Proliferation of content
 - Bundling of IPTV services
• Obsolete Hardware
 and Software
• Generalist Codecs
 Not Sufficient
Advertisers
Content
Media Cos.
Publishers
Enterprise
Networks
Satellite
Cable
Internet
Telco
Wireless
Private
Devices
TV
PCs
Mobile
Digital Signs
Kiosks
Smart
Appliance

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Our Solution
• Real-time software based encoding and
 transcoding systems
• Greatly enhanced video quality
• Reduces bandwidth needs by up to 50% for
 HD-quality delivery
• Operates on off-the-shelf IT servers, not
 specific appliances
• Eliminates hardware obsolescence
• Scalable, open architecture software platform
 - Integrates existing and new codecs into library
 - Easily upgradeable to new standards
 - Pre-H.264 infrastructure otherwise rendered useless
 - File based or live video

codecSys
Video Optimization Software Platform
Mobile
Desktop
TV
Digital Signage

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IP Video to Multiple Screens
IP
IP
CodecSys is the only software-based transcoder on the market that can do:
•Live or file-based video content
•Cloud-based video content
•Multiple device formats at the same time with the same product
•HDTV at 3 Mbps, as opposed to standard 19.4 Mbps
•Any video, any screen, any device …….. perfectly

INPUT
Encoding
codecSys
Transcoding
Telecom Carriers
Broadcast Service Providers
Content Owners
HLS
Flash
Smooth Streaming
MPEG DASH
Multi-bitrate /
Multi-resolution
Content
Delivery
Network
OUTPUT
HTTP
Mobile
Television
Desktop

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Where CodecSys Fits

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The “Secret Sauce”
Codec 2
Action/Grass
Codec 1
Talking Heads
Codec 3
Water/Fire
Codec 4
Solid Color
MPEG 2 File or Stream
Codec 1
CodecSys Optimized H.264 Video
Getting the best encoding for the video content type

CodecSys™
Video Optimization Software Platform

codecSys
a Broadcast International Solution

"We were surprised to see this level of performance in a software product. We quickly came to the realization that **CodecSys can deliver on its claim of providing broadcast-quality performance**, competing with any broadcast encoder on the market today, but in a software environment. **This could be the start of a new wave of encoding technology**"

— **Rainer Schaefer**, *Head of Production Systems Television of the IRT*

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Independent Validation by Leading Lab
Institut für Rundfunktechnik
http://www.irt.de/en/
20% Bandwidth
Reduction
30%
Improved
Quality
Tested vs. industry
leading hardware
encoders from
Cisco, Ericsson

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IP Overview
• Any competitive IP for video compression has focused on “traditional”
 hardware-based and single codec selection
• Companies such as Sony, Samsung, Microsoft, IBM, and Intel are top IP owners among a diverse field of IP competitors
• A significant portion of our IP assets exist in the form of trade secret;
 significant opportunities exist to expand the scope of IP coverage
• Additional footprint with the combined area of artificial intelligence and codec libraries. New footprint with the area of video post-processing, hardware integrations, and cloud-based video
• Our patent efforts have focused on a near untouched area of video compression - using artificial intelligence to select codecs from a multiple codec library
• Strategic plan to file 60 - 80 new patent applications in 2012

Strategic Partnership with ipCapital Group:

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Software Licensing & Service Business Models
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Market Disruption
Software-Based Encoding
Live Video 0:0:184
Recorded Video 0:0:33
Pre-Encoded Video 0:0:286
Codec Library 2:8:214
Optimized Encoded or Transcoded Video
Strategic Partners 0:0:5
Traditional Path
Traditional Encoding Systems
Single Codec 0:0:791
Mobile / Tablet
Managed Networks (IPTV) Market
Many Other Markets

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Internet
Market
Demands
Over-the-Top
(OTT)
0:0:12
Video over
Internet
Media Mgmt.
Services
0:0:12
Video Production
1:0:9
OTT Market
Streaming Media
Player
Playback PC
Smart TV
Large Screen
Small Screen
Hardware Based
Encoding 0:0:266
Companion
Media Server
Applications
Video
Compression
Less Bandwidth
0:0:41
Higher Quality
0:1:82
Video
Sources/
Creators
Entertainment
Security
Healthcare
Military
Other
Ubiquitous
Access 0:0:94
Reduced Cost
0:0:11
Legend  XX : YY : ZZ = Broadcast HoF : Broadcast CON/DIV/CIP: Competitor Filing HoF = 2 : 8 : 1,466 Total
High-Level Business ipLandscape®
High-Level Business ipLandscape®
Cloud-based Video Compression
Post
Processing
Audio Encoding /
Syncing
0:0:31
Screen
Formatting
0:0:14
H.264
Conversion
0:0:16
DRM
0:0:36
Other
0:0:16
Streaming Media
Server
0:0:98
Driving New Industry Standards & Specifications
Codec Selection 2 : 8 : 109
Artificial Intelligence 1:8:10
Codec
Testing
1:7:31
TRADE
SECRETS
Innovative
Combination:
Codec Library
+ AI System
1:8:2
Middleware
System
Integrator
Software
Bundlers
System
Design
API
Meta-Data

FUJITSU Microsoft Google intel

ORACLE IBM IBMSmartCloud hp

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Our Partners
 Unparalleled access to the world’s most powerful telcos, broadcasters and media companies
 •Fujitsu: Critical part of new private cloud offered by Fujitsu, largest worldwide vendor of enterprise hardware
 •Microsoft: Only software encoding system certified by Microsoft, leading provider of network control software for IPTV
 •IBM: Encoding software and new transcoding services offering on IBM SmartCloud for all distributed/cloud acccounts
 •Google: First dynamic head-end to support Google TV with video standards and extends Android Support natively
 •Intel: Well-suited to Intel multi-core processor and resides on chip, enables marketing with other server OEMs
 •Oracle: Selected as primary transcoding service for new video middleware platform
 •Hewlett-Packard: Primary encoding solution for HP EMEA

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 • Digital Signage
 • Replacing traditional mass media
 •  $1+ billion market in the US alone, growing to $13 billion internationally by 2017
 •  Hardware, software, installation, and maintenance revenue
 • Cloud Video / Software Based Enterprise Solutions
 •  Appliance approach to cloud application integration
 •  Software either complements or replaces hardware solution
 •  Overall cloud market to grow from $40 billion today to $240 billion by 2020
 •  Licensing revenue
 • “Over the Top” Content Delivery
 •  Video delivered from the open Internet
 •  Replacement of IPTV
 •  $5.6 Billion market opportunity by 2014
 •  Subscription and pay per view revenue streams
The Business Opportunity

Cowan Tire
GOODYEAR
Wheel Services
Tire Rotation $20.50
Nitrogen Inflation $19.95
Tire Balancing per wheel $21.00
Front Brakes from $99.00
Rear Brakes from $69.00
Get up to
$160
Lubrication Service
Mobil One Sythetic from $95
High Mileage from $65
Standard from $45
Batteries
From $49.99

Welcome to the Los Angeles
Sheriff's Department
Friday, February 8
3 LASD PATROL STATIONS RANKED IN THE TOP 25 OF 800
STATIONS WORLDWIDE. #1 SAN DIMAS, #2 LAKEWOOD AND #3
3 DAY FORECAST

KODAK digital
Bank of America

Digital Billboards

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Digital Signage Experience
Elevator Signage
Digital Menu Boards
Law Enforcement
Video Walls

Bank of America

Banking Center
AMC-1 IP Satellite
CMR 4000
IP Satellite Receiver/Router
One-Way 1 Mbps
IP Downlink
Organic
Content Origination
VGA
FTP
Microspace
IP Multicast
Satellite Uplink
Secure FTP
SLC to Raleigh
SPRINT
CDMA Network Connection
Status Reporting Only
Media Center
Display
Broadcast International
CodecSys Encoder
TZM Displays

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IP Satellite Distribution Model

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Case Study: Bank of America

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Digital Signage: 2012 Outlook
Revenue Existing B of A Locations	$ 8.0 million
Revenue from New B of A Locations	$ 1.5 million
New Customer Pipeline	30+
New Customer Type	Banks, Retail, Media
Current Pipeline Value	$24 Million
Sales Channel	100% direct
Revenue Type	Licensing, Installations, Service
New Customer Revenue	$ 5.0 million
Projected 12-Month Revenue	$ 14.5 million
Run Rate at End of Year	$ 19.1 million

Total public cloud markets (US$ billions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
BPaaS
SaaS
PaaS
IaaS

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
BPaaS ($)	0.15	0.23	0.35	0.53	0.80	1.26	1.95	2.93	4.28	6.00	7.66	9.08	10.02
SaaS ($)	5.56	8.09	13.40	21.21	33.09	47.22	63.19	78.43	92.75	105.49	116.39	125.52	132.57
PaaS ($)	0.05	0.12	0.31	0.82	2.08	4.38	7.39	9.80	11.26	11.94	12.15	12.10	11.91
IaaS ($)	0.06	0.24	1.02	2.94	4.99	5.75	5.89	5.82	5.65	5.45	5.23	5.01	4.78

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Cloud Market
Source: Forrester Research
• Overall cloud market
 to grow from $40.7B
 in 2011 to $240B by
 2020
• Includes public,
 virtual private and
 private clouds
• Largest and fastest
 market growth in
 cloud software and
 services

Cloud Partnership: FUJITSU

- Fujitsu is a global leader in cloud infrastructure and media industry solutions
- Fujitsu launches NuVola Private Cloud Platform on October 31, 2011
- Innovative NuVola "Lego" approach ties IAS / PAS layers into unified solution

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• The “Quiet Giant”: #3 largest IT company in the world, $56 billion in revenue
• Fujitsu has over 170,000 employees in 100 countries
• Fujitsu is a global leader in innovation with over 34,000 patents
• Fujitsu customers include half of the Fortune Global 500
• Fujitsu is Top 5 producer of servers, world’s fastest supercomputer
• Industry analyst briefings:
 • December 2011: Yankee Group, Infonetics, Lippis and Network World
 • January 2012 : IDC and Gartner Group

codecSys POWERED BY FUJITSU
Payment calculation, discount etc
Business-Specific Billing System
Billing Engine
Customer Database
Service Price Database
Mgt Web
NUVOLA
Private Cloud Platform
Fujitsu Frontech North America

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Fujitsu Private Cloud Platform

• Customer Loyalty
• Couponing
• Promotional Offer
• Opt-In
Local Store Management
Business Systems
Fujitsu NuVola Appliances
CodecSys - Digital Signage
Infinite Archive - Data/Storage Mgmt.
Kiosk
Encoded Media Fulfillment
With eeColor Enhancement
Transactional
Royalty Reporting - Nielsen Data
Customer
Account Data
On-Demand Media Distribution
Leading Electronics Retailer:
Locations - Over 7,000
Kiosks - 12,000
Revenue - $4.5 Billion
• Remote Monitoring
• Retail Digital Signage
• Sale Interaction

Payment calculation, discount etc
Business-Specific Billing System
Billing Engine
Customer Database
Service Price Database
Mgt Web
NUVOLA
Private Cloud Platform
codecSys POWERED BY FUJITSU
Fujitsu Frontech North America

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Fujitsu Private Cloud Platform

Enterprise Management Layer
Local Store Management
Transactional
PoS - SCO
Fujitsu NuVola Appliances
CodecSys - Digital Signage
PerfectSearch - dB/Business Systems
Infinite Archive - Data/Storage Mgmt.
Kiosk
Product Info
Way Finding
Inventory
Mgmt.
• Customer Loyalty
• Couponing
• Promotional Offer
• Register
• Remote Monitoring
• Retail Digital Signage
• Sale Interaction
ERP
CRM
Leading National Grocery Chain:
Locations - Over 1,700
Revenue - $41 Billion

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Cloud Video: 2012 Outlook
Sales Channel	Fujitsu	Broadcast
Customer Pipeline	1	25
Customer Type	Telcos, Broadcasters, Media Companies, Enterprise IPTV
Current Pipeline Value	$30+ million	$20 million
Sales Channel	100% Fujitsu	40% direct; 60% partner
Revenue Type	Licensing	Licensing
Projected 12-Month Revenue	$ 3.29 million	$ 4.75 million
Run Rate at End of Year	$ 6.8 million	$ 6.0 million

OTT PPV Revenue
OTT Subscription Revenue
Total OTT TV Revenue
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2009
2014

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OTT Market Opportunity
 • Over-The-Top revenue to top $5.6 billion by 2014
 • 150 million TVs enabled to receive TV programming from the Internet

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OTT End User Devices
Mobile devices
Video game consoles
Stand alone STBs
Web enabled devices

Dailymotion
YouTube

NETFLIX
amazon

WATCH ESPN
itv
BBC iPlayer

hulu
CRACKLE

Comcast
FOXTEL
sky
DIRECTV

ZATTOO
Joost
seesaw
livestation

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OTT Examples

Multichannel Subscription TV
Content Distributor
Internet “Broadcaster”
Content Retailer
Traditional Broadcaster
“User” Generated Content

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OTT Case Study: MULTI CABLE
Customer
Request
Ingest, Encode,
Transcode
Delivery
Network
User
Customer
Portal
CodecSys
CDN
Customer
Device
Rights
Manager
File
Live
Streaming
Profiles
Media
Server
IP
CodecSys
Publisher

http://streaming.brin.com/multicable/#

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OTT: 2012 Outlook
New Customer Pipeline	12
Customer Type	Telcos, Broadcasters, Content Providers
Current Pipeline Value	$3+ million
Sales Channel	40% direct; 60% reseller/partner
Revenue Type	Subscription
Projected 12-Month Revenue	$ 1.8 million
Run Rate at End of Year	$ 3.1 million

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	Q1	Q2	Q3	Q4	2012
Digital Signage Revenue Existing Installed Base New Installations Existing Customers New Installations New Customers	$ 1,920,721 0 0	$ 2,101,721 $ 403,330 $ 1,055,105	$ 2,027,721 $ 417,760 $ 1,861,226	$ 2,042,721 $ 673,744 $ 2,082,019	$ 8,001,884 $ 1,494,834 $ 4,998,350
Digital Signage Revenue	$ 1,920,721	$ 3,469,156	$ 4,306,707	$ 4,798,484	$ 14,495,068
Cloud Revenue (Fujitsu) Number of Transactions Revenue Per Transaction	0 $ 6,000	70 $ 6,000	195 $ 6,000	284 $ 6,000	549 $ 6,000
Cloud Revenue	$ 0	$ 420,000	$ 1,170,000	$ 1,704,000	$ 3,294,000
Software Revenue (Direct) Number of Transactions Revenue Per Transaction	0 $ 250,000	3 $ 250,000	6 $ 250,000	10 $ 250,000	19 $ 250,000
Software Revenue	$ 0	$ 750,000	$ 1,500,000	$ 2,500,000	$ 4,750,000
Over The Top Revenue Recurring Monthly Transactions Revenue Per Transaction	8 $ 10,000	14 $ 10,000	20 $ 10,000	26 $ 10,000	26 $ 10,000
Over The Top Revenue	$ 190,000	$ 360,000	$ 540,000	$ 720,000	$ 1,810,000

TOTAL COMBINED REVENUE	$ 2,110,721	$ 4,999,156	$ 7,516,707	$ 9,722,484	$ 24,349,068
Revenue Drivers: 2012

Projections: 2012

Fiscal Year Ending December 31	2011 (Estimated)	Q1	Q2	Q3	Q4	2012 (Projected)	%	Target
License Revenue – Digital Signage	3,457,827	940,722	950,157	999,108	1,066,485	3,956,472	16.2%	10.0%
System Sales / Contract Service	4,729,697	949,000	2,488,999	3,277,599	3,701,999	10,418,596	40.5%	30.0%
License Revenue - CodecSys	27,273	190,000	1,530,000	3,210,000	4,924,000	9,854,000	42.8%	60.0%
Other	126,857	30,000	30,000	30,000	30,000	120,000	0.5%	0.0%
Total Revenue	**8,341,654**	**2,110,721**	**4,999,156**	**7,516,707**	**9,722,484**	**24,349,068**	**100.0%**	**100.0%**
Cost of Sales	5,855,906	1,375,202	2,153,032	2,691,648	3,073,553	9,293,435	38.2%	25.0%
Gross Profit	**2,485,748**	**735,519**	**2,846,124**	**4,825,059**	**6,648,931**	**15,055,633**	**61.8%**	**75.0%**
Gross Margin	*29.8%*	*34.8%*	*56.9%*	*64.2%*	*68.4%*	*61.8%*		
Sales and Marketing	1,294,348	587,191	681,983	852,303	1,155,015	3,276,492	13.5%	15.0%
G&A	6,253,754	1,486,898	1,579,398	1,736,031	2,010,894	6,813,221	28.0%	20.0%
R&D	2,427,002	698,160	732,615	776,028	853,631	3,060,434	12.6%	10.0%
Total Operating Expenses	**9,975,104**	**2,772,249**	**2,993,996**	**3,364,362**	**4,019,540**	**13,150,147**	**54.0%**	**45.0%**
Operating Income (Loss)	**(7,489,356)**	**(2,036,730)**	**(147,872)**	**1,460,697**	**2,629,391**	**1,905,486**	**7.8%**	**30.0%**
Operating Margin	*(89.8%)*	*(96.5%)*	*(0.30%)*	*19.4%*	*27.0%*	*7.8%*		

32

31-Jan 2012	Financing PIPE[1]	Debt - A Long Term[2]	Debt - B Bridge Notes[3]	Debt - C AP Financing[4]	Commisions and Closing Costs	Pro Forma Closing
Assets:							
Cash & cash equivalents	291,617	6,000,000	-2,750,000		-200,000	-750,000	2,591,617
Trade accounts receivable (net)	1,316,734						1,316,734
Inventory	61,263						61,263
Prepaid and other current assets	245,691						245,691
Total current assets	1,915,305						4,215,305
Property and equipment (net)	1,318,892						1,318,892
Other non current assets	636,977						636,977
Total assets	3,871,174						6,171,174
Accounts payable[1]	1,980,302				-700,000		1,280,302
Other accrued expenses[2]	543,819						543,819
Current notes payable[3]	1,368,016			-400,000			968,016
Other current obligations[4]	939,651						939,651
Derivative liabilities	3,760,200		-285,200				3,475,000
Total current liabilities	8,591,988						7,206,788
Long-term notes payable Frenkel	368,282						368,282
Long-term notes payable Sandell	6,008,941		-6,008,941				0
Total liabilities	14,969,211						7,575,070
Stockholders equity							
Common stock	100,657,841	6,000,000	3,544,141	400,000	500,000	-750,000	110,351,982
Accumulated net income (deficit)	-111,755,878						-111,755,878
Total stockholders equity (deficit)	-11,098,037						-1,403,896
Total Liabilities and Stockholders equity (de	3,871,174						6,171,174

1 PIPE - 6,000,000 at $0.25, 50% warrant coverage with strike at $0.35, 10% Cash fee.

2 Debt-A Settlement - $6 MM in long-term debt held by Sandell Asset Management is being settled for $2.75MM in cash and 2,000,000 shares of common stock.

3 Debt-B - $400,000 of the $1.3 MM in bridge debt is converting into the PIPE, with the remaining $900,000 residing on the balance sheet

4 Debt C - $700,000 of accounts payable financing is being redeemed for $200,000 in cash and $500,000 is converting into the PIPE

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Pro Forma Balance Sheet

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Pro Forma Capitalization

	Issued Shares*	Options/Warrants	Fully Diluted	Pre %	Post %
Balance Prior to Transaction Rod Tiede (CEO) Jim Solomon (CFO) Steve Jones (GM of CodecSys) Other Management Common Shareholders Sub-Total Weighted Average Strike Price	3,468,541 562,500 200,000 1,079,914 73,464,701 78,775,656	50,000 100,000 200,000 211,486 19,646,565 20,208,051 $ 0.93	3,518,541 662,500 400,000 1,291,400 93,111,266 98,983,707	3.55% 0.67% 0.40% 1.30% 94.07% 100.0%	2.35% 0.44% 0.27% 0.86% 62.08% 65.99%
Non-Financing Additions Debt Holder #1 Redemption Debt Holder #2 Conversion (if Converted) Bridge Note Conversion Accounts Payable Conversion Sub-Total Weighted Average Strike Price	2,000,000 4,000,000 1,600,000 2,000,000 9,600,000	0 0 800,000 1,000,000 1,800,000 $ 0.35	2,000,000 4,000,000 2,400,000 3,000,000 11,400,000		1.33% 2.67% 1.60% 2.00% 7.60%
PIPE Additions New Shareholders Broker Warrants Sub-Total Weighted Average Strike Price	24,000,000 0 24,000,000	12,000,000 3,600,000 15,600,000 $ 0.35	36,000,000 3,600,000 39,600,000		24.00% 2.40% 26.40%
Pro Forma Totals Weighted Average Strike Price	112,375,656	37,608,051 $ 0.66	149,983,707		100.0%

Use of Proceeds	$6 million
Working Capital	$ 2,300,000
Accounts Payable Note Repayment	$ 200,000
Long-Term Debt Repayment	$ 2,750,000
Financing Costs	$ 690,000
Closing Costs	$ 60,000
Total Use of Proceeds	**$ 6,000,000**

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Use of Proceeds

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Summary
• Post-financing: Clear path to significant, sustained revenue and earnings growth, nearly debt free
• Very large market opportunities in cloud-based video content and OTT
• Foundational patents for disruptive CodecSys technology and strategic plan to develop new IP in high value areas of cloud video and OTT
• Industry leading strategic partnerships and strong market pull from their customers and installed bases
• High margin, recurring revenue business model with incremental IP licensing opportunities
• Experienced management team

INTERNATIONAL
BROADCAST
Q & A

2011 Q1	2011 Q2	2011 Q3	2011 Q4	2011 Total	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2012 Total
Revenues										
License Revenue-Network	$866,118	$824,919	$834,242	$932,548	$3,457,827	$940,722	$950,157	$999,108	$1,066,485	$3,956,472
License Revenue-CodecSys	$27,273	$0	$0	$0	$27,273	$150,000	$1,530,000	$3,210,000	$4,964,000	$9,854,000
Studio & Production	$23,051	$16,218	$31,059	$8,173	$78,501	$0	$0	$0	$0	$0
System Sales/Contract Service	$769,539	$1,494,798	$1,404,688	$1,060,672	$4,729,697	$949,999	$2,488,999	$3,277,599	$3,701,999	$10,418,596
Transponder Revenue	$683	$3,322	$363	$6,656	$11,024	$0	$0	$0	$0	$0
Web & Other	$600	$17,900	$6,722	$12,110	$37,332	$30,000	$30,000	$30,000	$30,000	$120,000
Total Revenues	**$1,687,264**	**$2,357,157**	**$2,277,074**	**$2,020,159**	**$8,341,654**	**$2,070,721**	**$4,999,156**	**$7,516,707**	**$9,762,484**	**$24,349,068**
Cost of Revenues										
Satellite Distribution	$572	$2,083	($949)	$4,805	$6,511	$0	$0	$0	$0	$0
Production & Maintenance	$325,918	$343,869	$316,758	$306,080	$1,292,625	$326,201	$349,341	$384,247	$445,946	$1,505,735
Cost of Sales	$746,846	$1,075,653	$1,003,700	$931,878	$3,758,077	$848,316	$1,604,947	$2,112,242	$2,427,245	$6,992,749
Depreciation COGS	$202,201	$198,950	$198,800	$198,742	$798,693	$198,750	$198,750	$198,750	$198,750	$795,000
Total Cost of Revenue	$1,275,537	$1,620,555	$1,518,309	$1,441,505	$5,855,906	$1,373,267	$2,153,038	$2,695,239	$3,071,941	$9,293,484
Gross Margin	**$411,727**	**$736,602**	**$758,765**	**$578,654**	**$2,485,748**	**$697,454**	**$2,846,118**	**$4,821,468**	**$6,690,543**	**$15,055,584**
	24.4%	*31.2%*	*33.3%*	*28.6%*	*29.8%*	*33.7%*	*56.9%*	*64.1%*	*68.5%*	*61.8%*
Operating Expenses										
Sales & Marketing	$159,936	$263,009	$401,823	$469,580	$1,294,348	$587,070	$682,226	$852,747	$1,154,393	$3,276,436
General & Administrative	$2,608,371	$1,236,328	$1,280,179	$1,128,876	$6,253,754	$1,483,085	$1,567,565	$1,706,927	$1,950,328	$6,707,905
Research & Development	$597,772	$625,627	$570,196	$633,407	$2,427,002	$697,975	$733,027	$776,490	$853,183	$3,060,675
Depreciation & Amortization	$180,793	$167,366	$169,592	$115,846	$633,597	$177,800	$177,800	$177,800	$177,800	$711,200
Total Operating Expenses	$3,546,872	$2,292,330	$2,421,790	$2,347,709	$10,608,701	$2,945,930	$3,160,618	$3,513,964	$4,135,704	$13,756,216
Operating Income (Loss)	**($3,135,145)**	**($1,555,728)**	**($1,663,025)**	**($1,769,055)**	**($8,122,953)**	**($2,248,476)**	**($314,500)**	**$1,307,504**	**$2,554,839**	**$1,299,368**
Depreciation Add-Back	$382,994	$366,316	$368,392	$314,588	$1,432,290	$376,550	$376,550	$376,550	$376,550	$1,506,200
EBITDA	**($2,752,151)**	**($1,189,412)**	**($1,294,633)**	**($1,454,467)**	**($6,690,663)**	**($1,871,926)**	**$62,050**	**$1,684,054**	**$2,931,389**	**$2,805,568**
Other Items										
Interest Income	$788	$1,198	$339	$3	$2,328	$0	$0	$0	$0	$0
Interest Expense[1]	($381,189)	($188,688)	($176,048)	($217,119)	($963,044)	($211,384)	($130,386)	($130,386)	($130,386)	($602,542)
Derivative Valuation Gain (Loss)	$4,219,300	$2,186,900	$5,851,300	$0	$12,257,500	$0	$0	$0	$0	$0
Other Income & Expense	($3,848)	($1,598)	$5,598	$1,075	$1,227	$0	$0	$0	$0	$0
Gain (Loss) on Sale of Assets	($602)	$240	$0	$0	($362)	$0	$0	$0	$0	$0
Equity Issuance Costs Related to Warrants	($476,234)	$0	$0	$0	($476,234)	$0	$0	$0	$0	$0
Gain (Loss) on Restructuring	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Gain (Loss) on Extinguishment of Debt	($970,033)	$0	$16,000	$0	($954,033)	$0	$0	$0	$0	$0
Total Other Items	$2,388,182	$1,998,052	$5,697,189	($216,041)	$9,867,382	($211,384)	($130,386)	($130,386)	($130,386)	($602,542)
Net Income (Loss) Before Tax	**($746,963)**	**$442,324**	**$4,034,164**	**($1,985,096)**	**$1,744,429**	**($2,459,860)**	**($444,886)**	**$1,177,118**	**$2,424,453**	**$696,826**

	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2011 Total	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2012 Total
Operating Income	($3,135,145)	($1,555,728)	($1,663,025)	($1,769,055)	($8,122,953)	($2,248,476)	($314,500)	$1,307,504	$2,554,839	$1,299,368
Depreciation COGS	$202,201	$198,950	$198,800	$198,742	$798,693	$198,750	$198,750	$198,750	$198,750	$795,000
Depreciation and Amortization	$180,793	$167,366	$169,592	$115,846	$633,597	$177,800	$177,800	$177,800	$177,800	$711,200
Warrant, Option, RSU Expense[2]	$1,546,542	$240,331	$162,119	$172,000	$2,120,992	$393,512	$416,592	$448,806	$493,686	$1,752,596
Net Cash Flow From Operations	**($1,205,609)**	**($949,081)**	**($1,132,514)**	**($1,282,467)**	**($4,569,671)**	**($1,478,414)**	**$478,642**	**$2,132,860**	**$3,425,075**	**$4,558,164**

38

INTERNATIONAL
BROADCAST
Income Statement Projections
As of December 31, 2011

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BROADCAST

Balance Sheet Projections
	2011	2011	2012	2012	2012	2012
	Q3	Q4	Q1	Q2	Q3	Q4

Assets:
Cash & cash equivalents	414,472	900,645	1,058,903	747,386	2,190,223	5,445,354
Trade accounts receivable (net)	1,192,248	1,012,248	1,035,361	1,666,385	2,505,569	3,254,161
Inventory	106,574	131,574	128,048	231,277	287,114	319,899
Prepaid and other current assets	238,043	215,468	207,943	232,943	222,943	237,943

Total current assets	1,951,337	2,259,935	2,430,255	2,877,991	5,205,848	9,257,358
Property and equipment (net)	1,732,177	1,567,589	1,341,039	1,114,489	887,939	661,389
Other non current assets	635,953	605,452	574,951	544,450	513,949	483,448

Total assets	4,319,467	4,432,976	4,346,245	4,536,930	6,607,736	10,402,195

Accounts payable1	1,073,967	1,973,967	1,681,723	2,219,982	2,893,792	3,661,777
Other accrued expenses2	547,503	738,169	468,977	468,977	433,169	458,169
Current notes payable3	171,875	1,471,875	1,300,000	1,300,000	1,300,000	1,973,840
Other current obligations4	1,443,044	1,067,649	679,068	276,454	0	0
Derivative liabilities	3,095,900	3,095,900	2,892,200	2,892,200	2,892,200	2,892,200

Total current liabilities	6,332,289	8,347,560	7,021,968	7,157,613	7,519,161	8,985,986
Long-term notes payable Frenkel	257,170	340,504	423,838	507,172	590,506	0
Long-term notes payable Sandell	6,008,941	6,008,941	0	0	0	0

Total liabilities	12,598,400	14,697,005	7,445,806	7,664,785	8,109,667	8,985,986

Stockholders equity
Common stock	100,483,865	100,483,865	110,108,193	110,524,785	110,973,591	111,467,277
Accumulated net income (deficit)	-108,762,798	-110,747,894	-113,207,754	-113,652,640	-112,475,521	-110,051,068

Total stockholders equity (deficit)	-8,278,933	-10,264,029	-3,099,561	-3,127,855	-1,501,930	1,416,209

Total Liabilities and Stockholders equity (deficit)	4,319,467	4,432,976	4,346,245	4,536,930	6,607,736	10,402,195
As of December 31, 2011

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BROADCAST

Cash Flow Statement Projections

	Three Months	Three Months	Three Months	Three Months	Twelve Months
	Ending 3/31	Ending 6/30	Ending 9/30	Ending 12/31	Ending 12/31

Net Income	-2,459,860	-444,886	1,177,118	2,424,453	696,826

Non-Cash
Depreciation Expense	376,550	376,550	376,550	376,550	1,506,200
Accretion Frenkel Note	83,334	83,334	83,334	83,334	333,336
Sandel Note Derivative Liability	-203,700	0	0	0	-203,700
Equipment Financing Converted to Equity	500,000	0	0	0	500,000
Option & Warrant expense	393,512	416,592	448,806	493,686	1,752,596
Changes in Assets & Liabilities
Accounts Receivable	-23,113	-631,025	-839,184	-748,592	-2,241,913
Inventory	3,526	-103,229	-55,837	-32,785	-188,325
Other Current Assets	7,525	-25,000	10,000	-15,000	-22,475
Non Current Assets	30,501	30,501	30,501	30,501	122,004
Accounts Payable	-92,244	538,259	673,810	767,985	1,887,810
Other Accrued Liabilities	-269,192	0	-35,808	25,000	-280,000
Net Operating Use of Cash	-1,653,161	241,097	1,869,290	3,405,132	3,862,358

Proceeds from sale of Stock	6,000,000	0	0	0	6,000,000
Commissions & closing costs from sale of stock	-700,000	0	0	0	-700,000
Purchase of Fixed Assets	-150,000	-150,000	-150,000	-150,000	-600,000
Payment on B of A Lease	-388,581	-402,614	-276,454	0	-1,067,649
Payment on Sandell Note	-2,750,000	0	0	0	-2,750,000
Payment on Equipment Financing	-200,000	0	0	0	-200,000
Net Investing & Financing Activity	1,811,419	-552,614	-426,454	-150,000	682,351

Beginning Cash	900,645	1,058,903	747,386	2,190,223	900,645
Net Change	158,258	-311,517	1,442,836	3,255,132	4,544,709
Ending Cash	1,058,903	747,386	2,190,223	5,445,354	5,445,354

As of December 31, 2011

codecSys
Video Analysis
Artificial Intelligence
Reconstruct Image
Codec Library
Content
Store & Forward
Live Broadcast

- Cloud-ready

CodecSys Demonstration

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Disruptive Technology: “CodecSys”
• Video Optimization Technology
• Incorporates Multiple Standard and Specialized Codecs
• Uses up to eight (8) different codecs for a single video stream
 - Novel Architecture
 - Video Stream Analysis
 - Just-in-Time Codec Selection
 - Codec selection based on
  scene characteristics
 - Latency is less than 300 ms
• Eliminates choke points found in general codec use
• Employs a virtual, distributed architecture

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Where CodecSys Fits
Real-time Viewing
Non Real-time Viewing
Set-Top Box
Live Feed
w/ National ADs
PC
Game
Station
Mobile
Client
DRM &
Encryption
Streaming
Platforms
Local AD
Insertion
Editing
Suite
Storage
Local AD
Insertion
File Feed
CodecSys

Bank of America

SmartSource
COMPUTER & AUDIO VISUAL RENTALS

Microsoft®

ZIONS BANK®

CATERPILLAR®

HOLLISTER
CALIFORNIA

captivate
NETWORK

GOODYEAR

Abercrombie & Fitch

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Digital Signage Customers

Billions USD
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
2007
2008
2009
2010
2011
2012
2013

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Digital Signage Market
“Driven by aggressive advertising efforts of the retail industry to re-infuse vigor in consumer retail spending post recession, the global Digital Signage
Systems market is projected to reach $13.8 billion by the year 2017”
(Source: Global Industry Analysts), of which the US represents about 10%.

What will be the primary reason that companies invest in digital signage over the next two years?

Source : 2010 Digital Signage Future Trends Report

Customer experience
Branding
Cost savings/efficiency
Ad revenue
Differentiation from competitors
Reduced perceived wait times
Internal communication
Other
56.3%
48.9%
38.2%
36.0%
27.0%
17.8%
10.8%
3.1%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%

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The Case for Digital Signage

hulu
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Over the Top (“OTT”)
 • Video Delivered from the Open
 Internet
 • In contrast to delivery through
 purchase or rental, such as VOD
 • Potential replacement of IPTV
 • Content arrives from a third party,
 such as Netflix or Hulu, to an end
 user device (PC, tablet, TV, etc)
 • ISP may be aware of IP packets, but
 is not in control of or responsible
 for the viewing abilities, copyrights,
 or redistribution of content
Hulu - “Watch your favorites anytime, for free”
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OTT: Changing Distribution Model
Terrestrial, Over the Air Distribution
Cable, Satellite, Telco Only
OTT Only
OTT or Cable, Satellite, Telco
Cable, Satellite, Telco Distribution vs. OTT Distribution
Producer
Network
Station /
Affiliate
Consumer
Syndicator/
Distributor
Network
Producer
OTT
Aggregator
Station /
Affiliate
Cable
Network
Cable/Sat/
Telco
Wireless
Carrier
Consumer